UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2021

TEXAS PACIFIC LAND TRUST
(Exact name of Registrant as Specified in its charter)

NOT APPLICABLE	1-737	75-0279735
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Pacific Avenue, Suite 2900 Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

214-969-5530

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Sub-shares in Certificates of Proprietary Interest (par value $0.03-1/3 per share)	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 11, 2021, Texas Pacific Land Trust (the “Trust”) completed its previously announced plan to reorganize the Trust into Texas Pacific Land Corporation (the “corporate reorganization”), a corporation formed and existing under the laws of the State of Delaware (“TPL Corporation”). To implement the corporate reorganization, the Trust and TPL Corporation entered into agreements and undertook and caused to be undertaken a series of transactions to effect the transfer to TPL Corporation of all of the Trust’s assets, employees, liabilities and obligations (including investments, property and employee benefits and tax-related assets and liabilities) attributable to periods prior to, at and after the corporate reorganization (the “TPL Business”). The agreements entered into include a contribution agreement between the Trust and TPL Corporation (the “Contribution Agreement”).

Prior to the market opening on January 11, 2021, the Trust distributed all of the shares of common stock, par value $0.01, of TPL Corporation (the “Common Stock”) to holders of sub-share certificates in certificates of proprietary interest, par value of $0.03-1/3, of the Trust (“sub-share certificates”), on a pro rata, one-for-one, basis in accordance with their interests in the Trust (the “distribution”). As a result of the distribution, TPL Corporation is now an independent public company and the Common Stock is listed under the symbol “TPL” on the New York Stock Exchange (the “NYSE”).

Contribution Agreement

The Contribution Agreement sets forth TPL Corporation’s agreement with the Trust regarding the principal transactions necessary to transfer all of the equity interests in Texas Pacific Resources LLC (“TPL HoldCo”) from the Trust to TPL Corporation. The consummation of the Contribution Agreement had the effect of transferring the TPL Business from TPL HoldCo to TPL Corporation. TPL Corporation and the Trust entered into the Contribution Agreement immediately prior to the distribution.

Transfer of Membership Interests

Pursuant to the Contribution Agreement and subject to the terms and conditions contained therein:

●	the Trust contributed to TPL Corporation all of the Trust’s right, title and interest to, and all responsibilities and liabilities related to and arising from the equity interests in TPL HoldCo;

●	TPL Corporation agreed to accept the contributions and agreed to be subject to all rights, obligations and liabilities of, and arising under, the contributed equity; and

●	as consideration for the contributions, TPL Corporation issued all of its remaining authorized shares of Common Stock to the Trust. As a result of such issuance, the Trust held, immediately prior to the distribution, all of the issued and outstanding shares of Common Stock.

Indemnification by TPL Corporation

Under the Contribution Agreement, TPL Corporation agreed to indemnify, defend and hold harmless the Trust, the Trustees of the Trust (the “Trustees”), the successors of the Trustees and each officer, legal agent or fiduciary of the Trust, in each case, when acting in such capacity against all losses, damages, costs, expenses (including attorneys’ fees), liabilities or judgments or reasonable amounts that are paid in settlement in connection with any legal proceeding to which such indemnified person is a party or is otherwise involved based on: (a) the fact that such person is or was a trustee, director, officer, employee or fiduciary of the Trust or is or was serving at the request of the Trust; (b) anything done or not done by such person in any such capacity; or (c) the Contribution Agreement.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the corporate reorganization and the distribution, the trading of sub-share certificates on the NYSE ceased prior to the market opening on January 11, 2021. The Trust has requested that the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the sub-share certificates. The Trust intends to file with the SEC a certification and notice of termination on Form 15 requesting that the sub-share certificates be deregistered under Section 12(g) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the Trust’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

Items 2.01 and 3.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD

On January 11, 2021, TPL Corporation issued a press release announcing the completion of the corporate reorganization. A copy of the press release is attached hereto as Exhibit 99.1. The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Contribution Agreement, dated January 11, 2021, by and between Texas Pacific Land Trust and Texas Pacific Land Corporation.
99.1	Press Release of Texas Pacific Land Corporation dated January 11, 2021.
104	Cover Page Interactive Data File (embedded within the Incline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date: January 11, 2021	By:	/s/ Micheal W. Dobbs
Micheal W. Dobbs
Senior Vice President and General Counsel

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